Exhibit 10.2

THIRD AMENDMENT dated as of May 4, 2021 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 5, 2020 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), EXPEDIA GROUP INTERNATIONAL
HOLDINGS III, LLC, a Delaware limited liability company (the “Borrower”), the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and London Agent.

WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Company has requested that the Lenders agree to effect certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the parties hereto, which include Lenders constituting the Required Lenders as of the Third Amendment Effective Date (as defined below), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement (as amended hereby).

SECTION 2. Amendment of Credit Agreement. Effective as of the Third Amendment Effective Date:
(a)The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Egencia” means Egencia LLC, a Nevada limited liability company. “Egencia Business” means the corporate travel management line of business conducted by the Company and its Subsidiaries.

“Egencia Business Subsidiary” means any Subsidiary of the Company all or substantially all of the business and operations of which, and all or substantially all of the assets of which, consist of the business, operations or assets comprising the Egencia Business.

“Egencia Disposition” means the sale, transfer or other disposition by the Company and its Subsidiaries to any Person that is not an Affiliate of the Company of all or substantially all of the business, assets, liabilities and operations of the Egencia Business, including any such disposition in the form of a sale or other disposition of the Equity Interests in Egencia or any other Egencia Business Subsidiary, to a purchaser identified in writing to the Lenders prior to the Third Amendment Effective Date, provided that (a) no Default shall have occurred and be continuing at the time of entry into the agreement governing such sale, transfer or other disposition or would result from the consummation thereof, (b) such sale, transfer or other disposition shall be made for fair value, as determined in good faith by the board of the directors of the Company or a committee thereof, and (c) to the extent consideration therefor consists of cash, the Net Proceeds thereof shall be subject to clause (iv) (and, if a reduction and/or prepayment under such clause (iv) is required, clause (v)) of Section 6.08(l) as if such sale, transfer or other disposition was made in reliance on Section 6.08(l).

“Third Amendment” means the Third Amendment, dated as of May 4, 2021, to this Agreement.
“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.

(b)Section 6.02 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (q) thereof, replacing the period at the end of clause (r) thereof with “; and” and inserting the following new clause (s) immediately after clause (r) thereof:
“(s) in the case of any Person that is not a Wholly-Owned Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Person set forth in the organizational documents of such Person or any related joint venture or equityholder agreement.”.
(c)Section 6.04(a) of the Credit Agreement is hereby amended by (i) in the first proviso thereof, inserting the parenthetical “(or, in the case of any merger, consolidation, liquidation or dissolution consummated in connection with the Egencia Disposition, no Default shall have occurred and be continuing at the time of entry into the agreement governing the Egencia Disposition)” immediately following “provided that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing” and (ii) in the proviso to subclause (B) thereof and to subclause (C) thereof, inserting the phrase “, or all or substantially all of the assets of,” immediately following the phrase “Equity Interests in”.

(d)Section 6.05 of the Credit Agreement is hereby amended to insert the following at the end of the final paragraph thereof:

“; provided that the Borrower Group Members may make any Restricted Payment of the Equity Interests in any Egencia Business Subsidiary or of any assets comprising the Egencia Business.”.

(e)Section 6.06 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (l) thereof to read as follows:

“(l) transactions permitted under Section 6.08(m) or 6.08(u),”.
(f)Section 6.07 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (i)(F) thereof to read as follows:
“(F) in the case of (x) any Subsidiary that is not a Designated Subsidiary and that is not a Wholly Owned Subsidiary or (y) Equity Interests in any Person that is not a Wholly-Owned Subsidiary of the Company, restrictions in such Subsidiary’s or such other Person’s organizational documents or pursuant to any joint venture agreement or equityholders agreement,”.

(g)Section 6.07 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (iii)(A) thereof to read as follows:
“(A) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or of assets of the Company or any Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Subsidiary or assets that are to be sold and such sale is permitted hereunder, or”.

(h)Section 6.08 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (s) thereof, replacing the period at the end of clause (t) thereof with “; and” and inserting the following new clause (u) immediately after clause (t) thereof:

“(u) (i) the Egencia Disposition and (ii) sales, transfers, leases or other dispositions of (A) the assets or properties comprising the Egencia Business or the Equity Interests in any Egencia Business Subsidiary and (B) intercompany receivables owed by or to any Egencia Business Subsidiary (but not cash, Permitted Investments or other cash equivalents, except as described below), in each case under this clause (ii), in connection with the Egencia Disposition; provided that, notwithstanding anything to the contrary in this clause (u), (1) the settlement, in connection with the Egencia Disposition, for cash, Permitted Investments or other cash equivalents of intercompany receivables arising in the ordinary course of business and owed to any Egencia Business Subsidiary shall be permitted and (2) the contribution of cash, Permitted Investments or other cash equivalents to fund the settlement, in connection with the Egencia Disposition, of intercompany receivables arising in the ordinary course of business and owed by any Egencia Business Subsidiary shall be permitted.”.

(i)Section 6.08 of the Credit Agreement is hereby further amended by amending and restating the last sentence thereof in its entirety as follows:

“Notwithstanding anything to the contrary in this Section or any other provision of this Agreement, the Borrower will not, and the Company will not permit any Borrower Group Member to, sell, transfer, lease or otherwise dispose of (including by way of a merger or consolidation) any asset, including any Equity Interest, owned by it to the Company or any Subsidiary (other than a Borrower Group Member), nor will the Company permit any Borrower Group Member (other than the Borrower) to issue any additional Equity Interest in such Borrower Group Member to the Company or any Subsidiary (other than a Borrower Group Member), except (i) sales, transfers, leases or other dispositions described in Section 6.08(e), 6.08(q) or 6.08(u) and (ii) sales, transfers, leases or other dispositions in the form of cash, Permitted Investments, other cash equivalents or evidences of Indebtedness or constituting a Permitted Borrower Group Transaction (it being agreed that no sale, transfer, lease or other disposition shall be permitted by this clause (ii) unless such sale, transfer, lease or other disposition is permitted by and made in reliance on any of clauses (a) through (u) of this Section 6.08).”.

(j)Section 6.12 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (w) thereof, replacing the period at the end of clause (x) thereof with “; and” and inserting the following new clause (y) immediately after clause (x) thereof:

“(y) Investments made by the Company or any Subsidiary in any Egencia Business Subsidiary in the form of a transfer of any assets or properties comprising the Egencia Business and any intercompany receivables owed by or to any Egencia Business Subsidiary (but not cash, Permitted Investments or other cash equivalents, except as described below), in connection with the Egencia Disposition; provided that, notwithstanding anything to the contrary in this clause (y), (1) the settlement, in connection with the Egencia Disposition, for cash, Permitted Investments or other cash equivalents of intercompany receivables arising in the ordinary course of business and owed to any Egencia Business Subsidiary shall be permitted and (2) the contribution of cash, Permitted Investments or other cash equivalents to fund the settlement, in connection with the Egencia Disposition, of intercompany receivables arising in the ordinary course of business and owed by any Egencia Business Subsidiary shall be permitted.”.

(k)Section 6.12 of the Credit Agreement is hereby further amended by amending and restating the last sentence thereof in its entirety as follows:
“Notwithstanding anything to the contrary in this Section or any other provision of this Agreement, no Investment in the form of a transfer of (i) Equity Interests in any Subsidiary held by the Company or any other Loan Party to any Subsidiary that is not a Loan Party shall be permitted by this Section 6.12 unless such transfer is also permitted by and made in reliance on Section 6.08(k), 6.08(m), 6.08(n), 6.08(q), 6.08(s) or 6.08(u) or (ii)

Intellectual Property by the Company or any other Loan Party to any Subsidiary that is not a Loan Party shall be permitted by this Section 6.12 unless such transfer is also permitted by and made in reliance on Section 6.08(e), 6.08(m), 6.08(q) or 6.08(u); provided that, in each case under clauses
(i) and (ii), any such transfer by any Borrower Group Member to the Company or any Subsidiary (other than a Borrower Group Member) is also permitted by and made in reliance on the last paragraph of Section 6.08.”.
(l)Section 6.16 of the Credit Agreement is hereby amended by inserting the following sentence immediately following the end thereof:
“Notwithstanding anything to the contrary in this Section 6.16, nothing in this Section 6.16 shall prohibit any transaction permitted by Section 6.08(u), Section 6.12(y) or the proviso to the last paragraph of Section 6.05.”

SECTION 3. Representations and Warranties. Each of the Company and the Borrower represents and warrants to the Lenders that:

(a)This Amendment has been duly executed and delivered by each of the Company and the Borrower and (assuming due execution by the parties hereto other than the Company and the Borrower) constitutes a legal, valid and binding obligation of the Company and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality in the text thereof) on and as of the Third Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date.

(c)As of the Third Amendment Effective Date, before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have signed a counterpart of this Amendment and shall have received from the Company, the Borrower and Lenders constituting at least the Required Lenders a counterpart of this Amendment executed by such Person (which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by fax, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page of this Amendment). The Administrative Agent shall notify the Company and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument.

SECTION 8. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this

Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 10. Incorporation by Reference. The provisions of Sections 9.06(b), 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA GROUP, INC.,
by:
/s/ Michael S. Marron
Name: Michael S. Marron Title: Senior Vice President, Legal and Assistant Secretary

EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC,
by:
/s/ Michael S. Marron
Name: Michael S. Marron Title: Senior Vice President, Legal and Assistant Secretary

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by:
/s/ John Kowalczuk
Name: John Kowalczuk Title: Executive Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: Bank of America, N.A.
by:
/s/ Eric Ridgway
Name: Eric Ridgway Title: Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: BNP Paribas
by:
/s/ Barbara Nash
Name: Barbara Nash Title: Managing Director

Name of Institution:[1] BNP Paribas
by:
/s/ Stefano Locatelli
Name: Stefano Locatelli Title: Vice President

1 For any institution requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Mizuho Bank, Ltd.
by:
/s/ Tracy Rahn
Name: Tracy Rahn Title: Executive Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: HSBC Bank USA, National Association
by:
/s/ Darren Santos
Name: Darren Santos Title: Senior Vice President, 22672

Name of Institution:[1]
by:
Name: Title:

1 For any institution requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: MUFG BANK, LTD.
by:
/s/ Ted Jurgielewicz
Name: Ted Jurgielewicz Title: Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: Royal Bank of Canada
by:
/s/ Jenny Wang
Name: Jenny Wang Title: Vice President, Corporate Client Group – Finance

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: Sumitomo Mitsui Banking Corporation
by:
/s/ Michael Maguire
Name: Michael Maguire Title: Managing Director

Name of Institution:[1]
by:
Name: Title:

1 For any institution requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: U.S. Bank National Association
by:
/s/ Lukas Coleman
Name: Lukas Coleman Title: Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: THE BANK OF NOVA SCOTIA
by:
/s/ Todd Kennedy
Name: Todd Kennedy Title: Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Goldman Sachs Bank USA:
by:
/s/ Dan Martis
Name: Dan Martis Title: Authorized Signatory

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF AUGUST 5, 2020 OF EXPEDIA GROUP INTERNATIONAL HOLDINGS III, LLC

Name of Institution: STANDARD CHARTERED BANK:
by:
/s/ James Beck
Name: James Beck Title: Director